UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21636

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (Exact name of registrant as specified in charter)

                        1001 WARRENVILLE ROAD, SUITE 300
                                 LISLE, IL 60532
               (Address of principal executive offices) (Zip code)

                             W. SCOTT JARDINE, ESQ.
                           FIRST TRUST PORTFOLIOS L.P.
                        1001 WARRENVILLE ROAD, SUITE 300
                                 LISLE, IL 60532
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 241-4141

                      Date of fiscal year end: DECEMBER 31

                   Date of reporting period: DECEMBER 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------
                     FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY
                                   INCOME FUND
                                  ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2005

Shareholder Letter .......................................................    1
Portfolio Commentary .....................................................    2
Portfolio Components .....................................................    5
Portfolio of Investments .................................................    6
Schedule of Credit Default Swaps .........................................   11
Schedule of Forward Foreign Currency Contracts ...........................   12
Statement of Assets and Liabilities ......................................   13
Statement of Operations ..................................................   14
Statements of Changes in Net Assets ......................................   15
Statement of Cash Flows ..................................................   16
Financial Highlights .....................................................   17
Notes to Financial Statements ............................................   18
Report of Independent Registered Public Accounting Firm ..................   22
Additional Information ...................................................   23
   Dividend Reinvestment Plan
   Proxy Voting Policies and Procedures
   Portfolio Holdings
   NYSE Certification Information
   Tax Information
   Submission of Matters to a Vote of Shareholders
   By-Law Amendment
Trustees and Officers ....................................................   25

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and/or Aberdeen Asset Management Inc. (the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the First Trust/Aberdeen Global Opportunity Income Fund's (the "Fund") actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by Brett Diment and Derek Fulton, Co-Portfolio Managers of the Sub-Advisor, you will obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows can help you understand the Fund's performance.

It is important to keep in mind that the opinions expressed by Mr. Bowen and personnel of the Advisor and Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

            FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

Dear Shareholders:

We are pleased to report that for the year ended December 31, 2005, the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") continued to provide attractive monthly distributions and diversified exposure to the global debt marketplace.

This was a year marked by significant events. The markets were confronted with many obstacles including rising oil prices, several short-term rate increases and natural disasters. The Fund posted a net asset value ("NAV") total return of 6.9% for the year ended December 31, 2005 vs. 9.4% for the Lehman Global Emerging Markets Index and -4.5% for the Lehman Global Aggregate Index, which measures the performance of investment grade bonds. The Fund's market price total return was -7.2% for the same one-year period.

First Trust Advisors L.P. ("First Trust") serves as the Fund's investment advisor and currently manages or supervises approximately $21 billion in assets. Aberdeen Asset Management Inc. ("Aberdeen") is the Fund's sub-advisor. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC which is the parent company of an asset management group managing approximately $126.9 billion in assets, including approximately $61.1 billion in global fixed-income securities, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. I encourage you to read the commentary from the portfolio management team found on the following pages. It includes a review of the Fund's performance and the portfolio managers' outlook for the markets.

We thank you for your confidence in First Trust and Aberdeen and will work diligently to keep earning it.

Sincerely,

/s/ James A. Bowen

James A. Bowen
First Trust/Aberdeen Global Opportunity Income Fund
February 10, 2006

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                            PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") are typically made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the companies in which Aberdeen invests.

Since the Fund's inception, Derek Fulton has had primary responsibility for overseeing the management of the global fixed income portion of the Fund's portfolio. Effective September 30, 2005, Aberdeen Asset Management PLC, the parent company of the Sub-Advisor acquired from Deutsche Asset Management Group Limited ("Deutsche") the UK asset management businesses including certain UK subsidiaries of Deutshe. As part of the acquisition integration, effective November 1, 2005, Brett Diment replaced Colm McDonagh as one of the portfolio managers of the Fund and currently heads the team responsible for the day-to-day management of emerging market debt for the Fund. Included below is additional information about Mr. Fulton and Mr. Diment as well as other members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

DEREK FULTON

HEAD OF GLOBAL AND ASIAN BONDS

After graduation, Mr. Fulton joined Murray Johnstone in 1996 as a graduate trainee in Fixed Income. In 1998 he qualified as an Associate of the Institute of Investment Management & Research. Mr. Fulton has since become a senior member of the fixed income team with Aberdeen and is responsible for the day-to-day management of global fixed income and government portfolios. He is a member of the Aberdeen's global economics team.

BRETT DIMENT

HEAD OF EMERGING MARKET DEBT

Mr. Diment joined Deutsche in 1991 as a member of the Fixed Income group and was head of the emerging debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the acquisition in 2005 and is now responsible for the day-to-day management of the emerging market debt team and portfolios.

EDWIN GUTIERREZ

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Gutierrez has served previously as an economist specializing in Latin America at LGT Asset Manager, and more recently as a portfolio manager specializing in emerging market fixed income at INVESCO Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

NIMA TAYEBI

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Tayebi has 8 years of experience as executive director responsible for emerging markets trading at Millennium Global Investments, vice president at Salomon Brothers, focusing on emerging currency and debt trading and head of Fixed Income research at Renaissance Capital. He joined Deutsche in 2001 as an emerging currency portfolio manager and Aberdeen in 2005.

MAX WOLMAN

ASSISTANT PORTFOLIO MANAGER

Mr. Wolman moved to Aberdeen in January 2001 and is assistant portfolio manager on the Global Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however he is now responsible for wider emerging debt analysis including external and corporate issuers. He is a member of the EM (Emerging Markets) Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE

Comparative total returns of the Fund and its benchmarks for the year ended December 31, 2005 were as follows:

      FAM NAV                                           6.9%
      FAM Market Price                                 -7.2
      Lehman Global Emerging Markets Index              9.4
      Lehman Global Aggregate Index                    -4.5

The following commentary will help explain the Fund's performance, along with various factors that have impacted the Fund's investment portfolio.

REVIEW

Two major themes dominated the general economy in 2005: higher oil prices and the continuation of the U.S. Federal Reserve Bank raising rates. The U.S. Treasury curve has continued to flatten as the Federal Reserve Bank has maintained its tightening policy and in December the U.S. Treasury curve nearly inverted from two years to ten years. Oil prices started the year at US$40 a barrel (Bloomberg) and ended the year at US$60 a barrel, reaching a peak of US$67 a barrel towards the end of August due to supply issues caused by both Hurricane Katrina and Rita.

A synchronized upturn has led to considerable global growth momentum as we entered the New Year. Global growth has benefited from the simultaneous revival of activity in Europe and Japan during the second half of 2005. U.S. growth has benefited from a fiscal boost via expenditure while Europe has seen exports increase due to the lagging impact of strong U.S. demand. We have seen improvements in the labor market but these are public sector driven. Japan's expansion has become more broadly based with investment and to a lesser extent consumption contributing to this upturn. Asia has continued to profit from external demand along with robust investment. Nevertheless the U.S. economy still remains the main catalyst for progress and consumption is still the key factor within the U.S. economy. This is a result of the housing market and in particular mortgage refinancing and equity withdrawal. There are anecdotal signs that house price increases are slowing and we believe this will continue to be the case as the year progresses, which will probably slow consumption; however, investment may take up some of the slack since firms remain cash rich. The extent of any slowdown in U.S. domestic demand will be crucial in determining the fate of the other major regions, but this does not appear to be a major threat. Energy price volatility, however, refuses to go away and this could yet prove an impediment.

Emerging fixed-income markets performed well over the year, supported by broadly improving fundamentals together with robust commodity prices globally and low interest rates in developed economies. In turn, the external debt of many emerging economies is currently trading at historically tight spreads over U.S. Treasury securities, and many Central Banks have used the underlying strength of their currencies to build significant foreign exchange reserve holdings, notably in Russia, Brazil, Turkey and Venezuela. The recent increase in foreign reserves has allowed some of the aforementioned countries to repay their existing International Monetary Fund ("IMF") and Paris Club Debt early, further improving the debt dynamics of some emerging countries.

The rating agencies were very active in 2005, upgrading several countries, most notably Russia, which Standard & Poor's gave an investment grade rating of BBB-in January 2005. Other countries which received upgrades from the rating agencies included Brazil, Argentina and Turkey on improved credit fundamentals.

Two brief periods of market weakness during the year proved relatively short-lived. In March, concerns regarding the "contagion" impact of spread widening and ratings downgrades in the U.S. auto sector pressured the asset class briefly and more recently in October a period of global risk aversion brought about largely by rising U.S. Treasury yields also proved short-lived.

Over the period, we continued to add exposure to local currency debt markets as they offered higher yields than the external debt market. In particular local debt positions in Latin America such as Brazil and Colombia provided the Fund with positive returns as both currencies appreciated against the U.S. dollar and the cash price of the bonds increased. Another area of out-performance was in Mexico where the Fund held a large local currency position in the long end of the Mbono curve (Mexican local currency bonds) which tightened some 3% (Bloomberg) since the start of the 2005.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

The Fund also increased its exposure to the emerging corporate market which offered attractive yields as the value in sovereign external debt began to decline. The shift into corporate debt has proved successful as it outperformed the sovereign paper throughout the period.

OUTLOOK

Inflation risks persist in the short term, despite longer-term inflation expectations receding. Although the energy price impact on inflation has receded, other demand driven risks remain. In the U.S. productivity could slow as we advance through the year and this combined with a tightening labor market threatens a modest rise in unit labor costs. So far growth has benefited firms as the share of profits in Gross Domestic Product ("GDP") has risen to record levels, with the offsetting impact on labor's share of the economic pie keeping inflation subdued. However a change would present risks, particularly if demand remained strong enough to support corporate pricing power. Additionally, the recent revival of energy prices once again presents problems, especially as the second round impacts of the last surge are only now feeding through. Money supply growth in Europe is an additional concern considering the impact it has had on house price inflation in countries such as Spain and Ireland. Overall, global trade growth is still depressing the outlook for goods price inflation, but services remain a focus for policy makers.

Risks linger on inflation and with monetary policy still accommodative, short rates will rise further. Investors perceive the U.S. Federal Reserve to be near an end to policy tightening; however with the advent of a new Chairman we feel that "measured" tightening is likely to continue into the spring with rates rising as high as 5%. Growth remains above potential and core inflation rates have risen. Chairman Bernanke will want to establish market confidence that inflation will not be allowed to accelerate. In Europe the monetarist element of the European Central Bank seems acutely aware that the implicit inflation target has been exceeded again during 2005. With money supply continuing to grow above its reference rate and the economy now gathering pace we expect the repurchase agreement rate to rise to 3% by year end. In Japan the emergency quantitative easing enacted a few years ago seems likely to be phased out as inflation stays above 0%. It also appears reasonable to anticipate a move away from the zero interest rate policy over the next twelve months if growth continues to be robust.

We are constructive on the outlook for emerging markets in 2006. The prospect of robust global growth, with China in particular remaining strong, and only modest interest rate rises in the G3 economies (Colombia, Mexico and Venezuela) provides a positive backdrop for emerging economies, in particular those countries that are net commodity exporters.

A major theme for this year is the prospect of significant interest rate cuts across a number of emerging economies. High real interest rates and the impact of recent exchange rate appreciation should result in a decline in consumer price inflation in Brazil, Mexico and Turkey and lead to sharp cuts in official interest rates in these countries. As a consequence we anticipate that the Fund will continue to hold positions in longer-dated fixed-rate local currency denominated bonds of these countries. In contrast, in Argentina we expect inflation to remain on an upward track as monetary policy remains relatively loose and the real exchange rate undervalued. Therefore, we expect inflation-linked Peso denominated bonds, rather than fixed-rate debt, to perform well in Argentina.

Elsewhere in local currency markets, we are constructive on Indonesian Rupiah debt as we think that the central bank is nearing the end of the tightening cycle and expect the Rupiah to appreciate due to inflows from foreign direct investment and from other lower yielding Asian currencies. In addition, we expect appreciation pressure to remain on the currencies of the commodity exporting countries of Colombia, Peru and South Africa and are holding unhedged bond positions in all three local markets.

In terms of hard currency sovereign bonds, we are constructive on prospects for the Latin American oil exporting countries of Ecuador and Venezuela. Due to the continued strength of oil prices we think that market participants are overestimating the need for external financing in the coming 12 months. With tax revenues set to remain strong we expect the governments of Argentina and Brazil to maintain a high primary fiscal surplus which will support the external debt of both countries.

In the emerging market corporate sector, Kazakstan bank bonds are expected to perform well. This sector is benefiting from strong domestic growth and these securities offer yield spreads of over 250 basis points with investment-grade credit ratings.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO COMPONENTS+*
DECEMBER 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Multinational                                                               8.4%
Russia                                                                      8.1%
Brazil                                                                      7.4%
Canada                                                                      6.6%
Mexico                                                                      6.0%
Norway                                                                      5.3%
Venezuela                                                                   4.8%
Colombia                                                                    4.4%
South Africa                                                                4.3%
Peru                                                                        4.1%
Germany                                                                     4.0%
Australia                                                                   4.0%
United Kingdom                                                              3.6%
Kazakhstan                                                                  3.5%
Netherlands                                                                 3.4%
Indonesia                                                                   3.4%
Spain                                                                       3.2%
Uruguay                                                                     3.1%
Philippines                                                                 2.6%
Turkey                                                                      2.0%
Argentina                                                                   1.8%
New Zealand                                                                 1.8%
Ecuador                                                                     1.4%
Sweden                                                                      1.2%
Jamaica                                                                     0.9%
Austria                                                                     0.4%
United States                                                               0.3%

+ Percentages are based on total investments. Please note that the percentages on the Portfolio of Investments are based on net assets.
* Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc. - the Sub-Advisor.

                       See Notes to Financial Statements.                 Page 5

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

   PRINCIPAL                                                          MARKET
     VALUE                                                             VALUE
(LOCAL CURRENCY)                  DESCRIPTION                      (US DOLLARS)
----------------  ----------------------------------------------  -------------
FOREIGN BONDS AND NOTES+ - 138.4%

                  ARGENTINA - 2.5%
       4,000,000  Banco Hipotecario SA (USD),
                     9.75%, 11/16/10 ...........................  $   4,027,600
       4,264,212  Republic of Argentina (USD), 8.28%,
                     12/31/33 ..................................      3,560,617
      12,653,448  Republic of Argentina (USD),
                     Zero coupon, 12/15/35 .....................        673,796
                                                                  -------------
                                                                      8,262,013
                                                                  -------------
                  AUSTRALIA - 5.5%
      10,500,000  Australian Government (AUD), 7.50%, 9/15/09 ..      8,281,232
       5,000,000  New South Wales Treasury Corp. (AUD),
                     8.00%, 3/01/08 ............................      3,854,204
       8,300,000  Queensland Treasury (AUD), 6.00%, 7/14/09 ....      6,214,073
                                                                  -------------
                                                                     18,349,509
                                                                  -------------
                  AUSTRIA - 0.6%
       2,500,000  Republic of Austria (TRY), 14.00%, 8/03/06 ...      1,862,736
                                                                  -------------
                  BRAZIL - 10.2%
      18,000,000  Banco Bradesco (BRL), 17.50%, 12/10/07 .......      7,794,124
      11,200,000  BIE Bank & Trust (BRL), 16.80%, 3/13/07 ......      4,825,728
       5,750,000  Citibank NA (BRL), 15.00%, 7/02/10 ...........      2,588,791
       1,997,120  Citigroup Global Markets (USD), 6.00%,
                     4/02/08 ...................................      2,194,155
      31,903,000  Electropaulo Metropolitan (BRL), 19.13%,
                     6/28/10 ...................................     14,428,184
       2,000,000  Petrobras International Finance (USD),
                     8.38%, 12/10/18. ..........................      2,224,300
                                                                  -------------
                                                                     34,055,282
                                                                  -------------
                  CANADA - 9.1%
       9,805,000  Canadian Government (CAD), 4.25%, 9/01/08 ....      8,539,869
       7,000,000  Canadian Government (CAD), 5.25%, 6/01/13 ....      6,524,642
       3,000,000  Canadian Government (CAD), 5.75%, 6/01/29 ....      3,224,629
       7,000,000  Province of Manitoba (NZD), 6.38%, 9/01/15 ...      4,754,616
      10,965,000  Province of Ontario (NZD), 6.25%, 6/16/15 ....      7,387,118
                                                                  -------------
                                                                     30,430,874
                                                                  -------------
                  COLOMBIA - 6.2%
  24,113,000,000  Republic of Colombia (COP), 11.75%,
                     3/01/10 ...................................     11,854,126
  16,903,000,000  Republic of Colombia (COP), 12.00%,
                     10/22/15 ..................................      8,739,217
                                                                  -------------
                                                                     20,593,343
                                                                  -------------
                  ECUADOR - 2.0%
       7,200,000  Republic of Ecuador (USD), 9.38%, 12/15/15 ...      6,719,681
                                                                  -------------

Page 6                 See Notes to Financial Statements.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2005

   PRINCIPAL                                                          MARKET
     VALUE                                                             VALUE
(LOCAL CURRENCY)                  DESCRIPTION                      (US DOLLARS)
----------------  ----------------------------------------------  -------------
FOREIGN BONDS AND NOTES+ - CONTINUED

                  GERMANY - 5.6%
       4,600,000  KfW Bankengruppe (GBP), 4.75%, 12/07/10 ......  $   8,033,945
       3,650,000  KfW International Finance (CAD), 4.95%,
                     10/14/14 ..................................      3,309,695
      11,000,000  KfW Kredit Wiederaufbau (NZD), 6.00%,
                     7/15/09 ...................................      7,359,538
                                                                  -------------
                                                                     18,703,178
                                                                  -------------
                  INDONESIA - 4.6%
  53,500,000,000  Indonesia Recapital Bond (IDR), 14.00%,
                     6/15/09. ..................................      5,554,350
  98,500,000,000  Indonesia Recapital Bond (IDR), 13.15%,
                     3/15/10 ...................................      9,986,557
                                                                  -------------
                                                                     15,540,907
                                                                  -------------
                  JAMAICA - 1.2%
       3,000,000  Government of Jamaica (EUR), 11.00%,
                     7/27/12 ...................................      4,119,952
                                                                  -------------
                  KAZAKHSTAN - 4.8%
       3,300,000  Kazkommerts Finance 2 BV (USD), 9.20%,
                     11/29/49 ..................................      3,454,605
       6,000,000  Kazkommerts International BV (USD),
                     7.88%, 4/07/14 ............................      6,312,600
       6,000,000  TuranAlem Finance BV (USD), 8.00%,
                     3/24/14 ...................................      6,254,988
                                                                  -------------
                                                                     16,022,193
                                                                  -------------

                  MEXICO - 8.3%
     114,600,000  Mexican Fixed Rate Bonds (MXN), 8.00%,
                     12/19/13 ..................................     10,642,468
      61,355,100  Mexican Fixed Rate Bonds (MXN), 9.50%,
                     12/18/14 ..................................      6,219,471
     123,000,000  United Mexican States (MXN), 8.00%,
                     12/07/23 ..................................     10,907,755
                                                                  -------------
                                                                     27,769,694
                                                                  -------------
                  MULTINATIONAL - 11.6%
       8,540,000  Council of Europe (AUD), 5.50%, 8/15/08 ......      6,255,759
       2,000,000  European Investment Bank (TRY), 14.50%,
                     2/21/07 ...................................      1,520,178
       4,400,000  European Investment Bank (GBP), 7.63%,
                     12/07/07 ..................................      8,027,533
      12,300,000  European Investment Bank (NZD), 6.75%,
                     11/17/08 ..................................      8,422,152

                       See Notes to Financial Statements.                 Page 7

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2005

   PRINCIPAL                                                          MARKET
     VALUE                                                             VALUE
(LOCAL CURRENCY)                  DESCRIPTION                      (US DOLLARS)
----------------  ----------------------------------------------  -------------
FOREIGN BONDS AND NOTES+ - CONTINUED

                  MULTINATIONAL - (CONTINUED)
       8,400,000  European Investment Bank (AUD), 5.75%,
                     9/15/09 ...................................  $   6,212,539
       6,500,000  European Investment Bank (NZD), 6.50%,
                     9/10/14 ...................................      4,452,125
       2,240,000  Nordic Investment Bank (GBP), 5.75%,
                     11/06/08 ..................................      3,990,901
                                                                  -------------
                                                                     38,881,187
                                                                  -------------
                  NETHERLANDS - 4.7%
       4,900,000  Bank Nederlandse Gemeenten NV (GBP),
                     4.63%, 12/07/06 ...........................      8,449,929
      11,000,000  Bank Nederlandse Gemeenten NV (NZD),
                     5.25%, 6/17/09 ............................      7,216,905
                                                                  -------------
                                                                     15,666,834
                                                                  -------------
                  NEW ZEALAND - 2.4%
      12,000,000  Government of New Zealand (NZD), 6.50%,
                     2/15/06 ...................................      8,189,029
                                                                  -------------
                  NORWAY - 7.4%
      11,000,000  Eksportsfinans (TRY), 14.63%, 3/15/07 ........      8,321,881
      11,300,000  Kommunalbanken (TRY), 14.75%, 2/09/09 ........      8,489,434
       4,500,000  Kommunalbanken AS (GBP), 4.75%, 1/28/10 ......      7,837,089
                                                                  -------------
                                                                     24,648,404
                                                                  -------------
                  PERU - 5.7%
      23,750,000  Peru Bono Soberano (PEN), 9.91%, 5/05/15 .....      8,211,657
       4,000,000  Republic of Peru (USD), 9.88%, 2/06/15 .......      4,813,000
      19,000,000  Republic of Peru (PEN), 8.60%, 8/12/17 .......      5,976,459
                                                                  -------------
                                                                     19,001,116
                                                                  -------------
                  PHILIPPINES - 3.6%
       6,000,000  Republic of Philippines (USD), 8.88%,
                     3/17/15 ...................................      6,646,800
       4,500,000  Republic of Philippines (USD), 9.50%,
                     2/02/30 ...................................       5291,550
                                                                  -------------
                                                                     11,938,350
                                                                  -------------
                  RUSSIA - 11.2%
      12,000,000  Alrosa Company SA (USD), 8.88%, 11/17/14 .....     13,830,000
      11,000,000  Russian Stand Bank (USD), 8.88%, 12/16/15 ....     11,140,140
      12,000,000  UBS Luxembourg (Vimpelcom) (USD),
                     8.00%, 2/11/10 ............................     12,365,400
                                                                  -------------
                                                                     37,335,540
                                                                  -------------
                  SOUTH AFRICA - 5.9%
     119,000,000  Republic of South Africa (ZAR), 10.00%,
                     2/28/08 ...................................     19,848,880
                                                                  -------------

Page 8                 See Notes to Financial Statements.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2005

   PRINCIPAL                                                          MARKET
     VALUE                                                             VALUE
(LOCAL CURRENCY)                                                   (US DOLLARS)
----------------                                                  -------------
FOREIGN BONDS AND NOTES+ - CONTINUED

                  SPAIN - 4.4%
       8,700,000  Instituto de Credito Oficial (AUD),
                     5.50%, 11/15/06 ...........................  $   6,368,001
      11,500,000  Instituto de Credito Oficial (AUD),
                     5.50%, 10/11/12 ...........................      8,379,248
                                                                  -------------
                                                                     14,747,249
                                                                  -------------
                  SWEDEN - 1.6%
       8,000,000  Swedish Export Credit (NZD), 4.30%,
                     6/26/06 ...................................      5,377,597
                                                                  -------------
                  TURKEY - 2.8%
       8,900,000  Finans Capital Finance Ltd. (USD),
                     9.00%, 10/07/14 ...........................      9,416,200
                                                                  -------------
                  UNITED KINGDOM - 4.9%
       3,000,000  United Kingdom Treasury (GBP), 7.25%,
                     12/07/07 ..................................      5,453,332
       3,100,000  United Kingdom Treasury (GBP), 5.75%,
                     12/07/09 ..................................      5,635,158
       3,100,000  United Kingdom Treasury (GBP), 5.00%,
                     3/07/08 ...................................      5,425,631
                                                                  -------------
                                                                     16,514,121
                                                                  -------------
                  UNITED STATES - 0.5%
       2,000,000  General Electric Capital Corp. (TRY),
                     12.25%, 8/10/09 ...........................      1,543,947
                                                                  -------------

                  URUGUAY - 4.4%
       9,750,000  Republic of Uruguay (USD), 9.25%,
                     5/17/17 ...................................     11,066,250
     177,300,000  Republica Orient Uruguay (UYU), 17.75%,
                     2/04/06 ...................................      3,517,195
                                                                  -------------
                                                                     14,583,445
                                                                  -------------

                  VENEZUELA - 6.7%
      19,200,000  Republic of Venezuela (USD), 8.50%,
                     10/08/14 ..................................     21,110,401
       1,000,000  Republic of Venezuela (USD), 9.25%,
                     9/15/27 ...................................      1,183,900
                                                                  -------------
                                                                     22,294,301
                                                                  -------------
                  TOTAL FOREIGN BONDS AND NOTES+ ...............    462,415,562
                  (Cost $454,698,387)                             -------------

                  TOTAL INVESTMENTS - 138.4% ...................    462,415,562
                  (Cost $454,698,387)*

                  LOAN OUTSTANDING - (43.6)% ...................   (145,723,561)
                                                                  -------------
                  NET OTHER ASSETS AND LIABILITIES - 5.2% ......     17,403,707
                                                                  -------------
                  NET ASSETS - 100.0% ..........................  $ 334,095,708
                                                                  =============

                       See Notes to Financial Statements.                 Page 9

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2005

--------------------------------------------------------------------------------
  *      Aggregate cost for federal income tax purposes is $456,139,560.
  + Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc. - the Sub-Advisor.
AUD      Australian Dollar
BRL      Brazilian Real
CAD      Canadian Dollar
COP      Colombian Peso
EUR      European Monetary Unit
GBP      British Pound Sterling
IDR      Indonesian Rupiah
KRW      South Korean Won
MXN      Mexican Peso
NZD      New Zealand Dollar
PEN      Peruvian New Sol
SGD      Singapore Dollar
THB      Thailand Baht
TRY      Turkish Lira
USD      United States Dollar
UYU      Uruguay Peso
ZAR      South African Rand

Page 10                See Notes to Financial Statements.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
SCHEDULE OF CREDIT DEFAULT SWAPS
DECEMBER 31, 2005

                                                                                                           UNREALIZED
                                                     BUY/SELL    PAY/RECEIVE   EXPIRATION    NOTIONAL     APPRECIATION/
COUNTERPARTY               REFERENCE ENTITY         PROTECTION   FIXED RATE       DATE        AMOUNT     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
Citigroup Global Capital   Bolivarian Republic of
Markets Ltd.                 Venezuela,
                             9.25% due 9/15/27         Sell         2.76%       10/20/10    20,000,000   $     (512,544)
                                                                                                         --------------
                                                                                                         $     (512,544)
                                                                                                         ==============

                       See Notes to Financial Statements.                Page 11

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
DECEMBER 31, 2005

               FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                          CONTRACTS TO RECEIVE
             ---------------------------------------------       NET            NET
                                                   IN         UNREALIZED     UNREALIZED
EXPIRATION         LOCAL           VALUE IN      EXCHANGE    APPRECIATION   DEPRECIATION
   DATE          CURRENCY*          U.S. $      FOR U.S. $   OF CONTRACTS   OF CONTRACTS
----------   ------------------   ----------   -----------   ------------   ------------
01/06/06     BRL     25,000,000   10,668,109    11,027,790   $         --   $   (359,681)
01/23/06     KRW 13,823,040,000   13,677,917    13,600,000         77,917             --
01/05/06     SGD      7,096,836    4,269,236     4,175,000         94,236             --
01/06/06     SGD     33,865,800   20,373,286    20,000,000        373,286             --
01/23/06     THB    555,832,000   13,542,015    13,600,000             --        (57,985)
                                                             ------------   ------------
                                                             $    545,439   $   (417,666)
                                                             ------------   ------------

               FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                          CONTRACTS TO DELIVER
             ---------------------------------------------       NET            NET
                                                   IN         UNREALIZED     UNREALIZED
EXPIRATION         LOCAL           VALUE IN      EXCHANGE    APPRECIATION   DEPRECIATION
   DATE          CURRENCY*          U.S. $      FOR U.S. $   OF CONTRACTS   OF CONTRACTS
----------   ------------------   ----------   -----------   ------------   ------------
01/06/06     AUD     62,000,000   45,441,145    45,429,632   $         --   $    (11,513)
01/06/06     BRL     25,000,000   10,668,109    11,148,769        480,660             --
01/23/06     GBP     31,600,000   54,361,493    55,800,386      1,438,893             --
01/17/06     MXN    150,000,000   14,074,292    13,897,253             --       (177,039)
01/05/06     NZD     28,400,000   19,381,972    19,385,925          3,953             --
01/06/06     NZD     51,000,000   34,802,369    35,451,171        648,802             --
01/05/06     ZAR    128,500,000   20,298,362    20,100,738             --       (197,624)
                                                             ------------   ------------
                                                             $  2,572,308   $   (386,176)
                                                             ------------   ------------
Unrealized Appreciation/(Depreciation) of Forward Currency
   Contracts .............................................      3,117,747       (803,842)
                                                             ============   ============
Net Unrealized Appreciation of Forward Foreign Currency
   Contracts .............................................   $  2,313,905
                                                             ============

*     Please see page 9 for currency descriptions.

Page 12                See Notes to Financial Statements.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investments, at value
  (Cost $454,698,387) ...............................................................................   $ 462,415,562
Cash ................................................................................................       3,373,488
Foreign currency (Cost $275,551) ....................................................................         275,192
Unrealized appreciation of forward foreign currency contracts .......................................       3,117,747
Prepaid expenses ....................................................................................         198,727
Receivables:
    Interest ........................................................................................      14,630,554
                                                                                                        -------------
    Total Assets ....................................................................................     484,011,270
                                                                                                        -------------
LIABILITIES:
Unrealized depreciation of forward foreign currency contracts .......................................         803,842
Unrealized depreciation of credit default swap contracts ............................................         512,544
Payables:
    Outstanding loan ................................................................................     145,723,561
    Interest and fees due on loan ...................................................................       2,100,208
    Investment advisory fees ........................................................................         406,087
    Interest on swap contracts ......................................................................         121,133
    Audit and legal fees ............................................................................          77,566
    Custodian fees ..................................................................................          74,590
    Printing fees ...................................................................................          54,768
    Administrative fees .............................................................................          35,884
Accrued expenses ....................................................................................           5,379
                                                                                                        -------------
    Total Liabilities ...............................................................................     149,915,562
                                                                                                        -------------
NET ASSETS ..........................................................................................   $ 334,095,708
                                                                                                        =============

NET ASSETS CONSIST OF:
Accumulated net investment loss .....................................................................   $  (6,619,201)
Accumulated net realized loss on investments sold, forward foreign currency contracts, swap contracts
  and foreign currencies and net other assets .......................................................        (570,525)
Net unrealized appreciation of investments, forward foreign currency contracts, swap contracts
  and foreign currencies and net other assets .......................................................      10,339,974
Par value ...........................................................................................         173,652
Paid-in capital .....................................................................................     330,771,808
                                                                                                        -------------
    Total Net Assets ................................................................................   $ 334,095,708
                                                                                                        =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ................................   $       19.24
                                                                                                        =============
Number of Common Shares outstanding .................................................................      17,365,236
                                                                                                        =============

                       See Notes to Financial Statements.                Page 13

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005


INVESTMENT INCOME:
Interest (net of foreign withholding tax of $798,213) .................     $  34,485,752
                                                                            -------------
     Total investment income ..........................................        34,485,752
                                                                            -------------
EXPENSES:
Interest and fees on outstanding loan payable and swap contracts ......         5,202,703
Investment advisory fees ..............................................         4,737,970
Administration fees ...................................................           419,038
Custodian fees ........................................................           294,403
Audit and legal fees ..................................................           166,959
Printing fees .........................................................           100,854
Transfer agent fees ...................................................            42,146
Trustees' fees and expenses ...........................................            41,680
Other .................................................................           173,102
                                                                            -------------
   Total expenses .....................................................        11,178,855
                                                                            -------------
NET INVESTMENT INCOME .................................................        23,306,897
                                                                            -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Investments ........................................................         4,391,554
   Swap contracts .....................................................          (495,894)
   Forward foreign currency contracts .................................        (7,246,548)
   Foreign currencies .................................................        (4,990,453)
                                                                            -------------
Net realized loss on investments during the year ......................        (8,341,341)
                                                                            -------------
Net change in unrealized appreciation/(depreciation) of:
   Investments ........................................................         3,317,586
   Swap contracts .....................................................          (512,544)
   Forward foreign currency contracts .................................         2,313,905
   Foreign currencies .................................................           772,477
                                                                            -------------
Net change in unrealized appreciation/(depreciation) of
   investments during the year ........................................         5,891,424
                                                                            -------------
Net realized and unrealized loss on investments .......................        (2,449,917)
                                                                            -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................     $  20,856,980
                                                                            =============


Page 14                See Notes to Financial Statements.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       YEAR            PERIOD
                                                                                                      ENDED             ENDED
                                                                                                    12/31/2005       12/31/2004*
                                                                                                  --------------   --------------
OPERATIONS:
Net investment income ........................................................................    $   23,306,897   $      822,392
Net realized loss on investments during the period ...........................................        (8,341,341)        (438,805)
Net change in unrealized appreciation/(depreciation) of investments during the period ........         5,891,424        4,448,550
                                                                                                  --------------   --------------
Net increase in net assets resulting from operations .........................................        20,856,980        4,832,137

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ........................................................................       (21,704,195)              --
Net realized gains ...........................................................................          (870,612)              --
                                                                                                  --------------   --------------
Total distributions to shareholders ..........................................................       (22,574,807)              --

CAPITAL TRANSACTIONS:
Net proceeds from sale of 160,000 and 17,205,236 Common Shares, respectively .................         3,056,000      328,620,008
Offering costs ...............................................................................            (6,400)        (688,210)
                                                                                                  --------------   --------------
Total capital transactions ...................................................................         3,049,600      327,931,798
                                                                                                  --------------   --------------
Net increase in net assets ...................................................................         1,331,773      332,763,935

NET ASSETS:
Beginning of period ..........................................................................       332,763,935               --
                                                                                                  --------------   --------------
End of period ................................................................................    $  334,095,708   $  332,763,935
                                                                                                  ==============   ==============
Undistributed net investment income/(accumulated  net investment loss) at end of period ......    $   (6,619,201)  $      383,587
                                                                                                  ==============   ==============

--------------------------------------------------------------------------------
*     The Fund commenced operations on November 16, 2004.

                       See Notes to Financial Statements.                Page 15

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ........................     $   20,856,980
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
   Changes in assets and liabilities:
   Increase in investments, at value* .......................................       (197,707,376)
   Increase in net unrealized appreciation of forward foreign currency
     contracts ..............................................................         (2,313,905)
   Increase in interest receivable ..........................................         (9,480,702)
   Increase in prepaid expenses .............................................           (198,727)
   Decrease in net unrealized depreciation of swap contracts ................            512,544
   Increase in interest on swap contracts ...................................            121,133
   Increase in interest and fees due on loan ................................          2,100,208
   Increase in investment advisory fees payable .............................            133,407
   Increase in custodian fees payable .......................................             70,235
   Increase in printing fees payable ........................................             27,084
   Increase in audit and legal fees payable .................................             17,066
   Increase in administrative fees payable ..................................             10,682
   Decrease in offering costs payable .......................................           (285,742)
   Decrease in accrued expenses and other liabilities .......................             (3,259)
                                                                                  --------------
CASH USED BY OPERATING ACTIVITIES ...........................................                      $ (186,140,372)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from Common Shares sold (net of offering costs) .................          3,049,600
   Distributions to Common Shareholders from net investment income and
     net realized gains .....................................................        (22,574,807)
   Increase in outstanding loan .............................................        145,723,561
                                                                                  --------------
CASH PROVIDED BY FINANCING ACTIVITIES .......................................                         126,198,354
                                                                                                   --------------
Decrease in cash ............................................................                         (59,942,018)
Cash and foreign currency at beginning of year ..............................                          63,590,698
                                                                                                   --------------
Cash and foreign currency at end of year ....................................                      $    3,648,680
                                                                                                   ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest ......................................                      $    2,981,362


--------------------------------------------------------------------------------
* Includes net change in unrealized appreciation on investments of $3,317,586.

Page 16                See Notes to Financial Statements.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                      YEAR         PERIOD
                                                                                     ENDED          ENDED
                                                                                   12/31/2005    12/31/2004*
                                                                                   ----------    -----------
Net asset value, beginning of period ...........................................   $    19.34    $     19.10
                                                                                   ----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................................................         1.34           0.05
Net realized and unrealized gain/(loss) on investments .........................        (0.14)          0.23
                                                                                   ----------    -----------
Total from investment operations ...............................................         1.20           0.28
                                                                                   ----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..........................................................        (1.25)            --
Net realized gains .............................................................        (0.05)            --
                                                                                   ----------    -----------
Total from distributions .......................................................        (1.30)            --
                                                                                   ----------    -----------
Common shares offering costs charged to paid-in capital ........................        (0.00)#        (0.04)
                                                                                   ----------    -----------
Net asset value, end of period .................................................   $    19.24    $     19.34
                                                                                   ==========    ===========
Market value, end of  period ...................................................   $    16.80    $     19.45
                                                                                   ==========    ===========
TOTAL RETURN BASED ON NET ASSET VALUE (a)+ .....................................         6.94%          1.26%
                                                                                   ==========    ===========
TOTAL RETURN BASED ON MARKET VALUE (b)+ ........................................        (7.15)%        (2.75)%
                                                                                   ==========    ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................................   $  334,096    $   332,764
Ratio of total expenses to average net assets excluding interest expense .......         1.80%          1.44%**
Ratio of total expenses to average net assets ..................................         3.37%           N/A
Ratio of net investment income to average net assets ...........................         7.03%          2.47%**
Portfolio turnover rate ........................................................        74.61%          0.00%

INDEBTEDNESS:
Loan outstanding (in 000's) ....................................................   $  145,724            N/A
Asset coverage per $1,000 of indebtedness (c) ..................................   $    3,293            N/A


--------------------------------------------------------------------------------
*     The Fund commenced operations on November 16, 2004.
**    Annualized.
(a) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.
(b) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share market price per share, all based on Common Share market price per share.
(c) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance.
+     Total return is not annualized for periods less than one year.
#     Amount represents less than $0.01 per share.
N/A   Not applicable.

                   See Notes to Financial Statements.                    Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2005

                               1. FUND DESCRIPTION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 7, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio and other assets. The NAV is determined as of the close of regular session trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus accrued liabilities other than the principal amount of borrowings) and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In addition, structured products, including currency-linked notes, credit-linked notes as well as interest rate swaps and credit default swaps, are valued using a pricing service or quotes provided by the selling dealer or financial institution. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect NAV, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

B. FORWARD FOREIGN CURRENCY CONTRACTS:

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to these risks, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the Schedule of Forward Foreign Currency Contracts.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2005

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. Dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. Dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation/(depreciation) of foreign currencies" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain/(loss) on foreign currencies" on the Statement of Operations.

E. CREDIT DEFAULT SWAPS:

The Fund has entered into credit default swap contracts where the Fund is the "buyer" and the counterparty is the "seller". As a buyer of the credit default swap contracts, the Fund is obligated to pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default (e.g., grace period extension, obligation acceleration, repudiation/moratorium, or restructuring) relating to the security occurs or until the termination of the swap contract, whichever is first. If no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. If an event of default occurs, the counterparty must pay the Fund the full notional value, or "par value," of the specified security. The amount of the cash payment from the counterparty to the Fund is based on the difference of the par value of the specified security that may have, through default, lost some, most or all of its value. Credit default swap transactions are entered into for hedging or investment purposes.

The Fund purchases credit default swap contracts in order to hedge against the risk of a fall in the capital price, or default, of debt securities it holds. This involves the risk that the swap may expire worthless and the credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The Fund may only enter into such transactions with counterparties rated A- or higher.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.


Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 2005, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in undistributed net investment loss by $8,605,490, a decrease in accumulated net realized loss on investments sold by $8,641,428 and a decrease in paid-in capital by $35,938. Net assets were not affected by this reclassification.


The tax character of distributions paid during the fiscal year ended December 31, 2005 and the period ended December 31, 2004 is as follows:

Distributions paid from:
                                               2005          2004
                                           ------------   ---------
Ordinary Income ........................   $ 22,574,807   $      --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2005

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ..................................   $    815,799
Undistributed Long-Term Capital Gains ..........................         54,849
Net Unrealized Appreciation ....................................      6,584,896

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

I. ORGANIZATION AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Aberdeen Asset Management Inc. have paid all organization expenses and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs, $688,210 and $6,400 in fiscal years 2004 and 2005, respectively, were recorded as a reduction of the proceeds from the sale of Common Shares.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Aberdeen Asset Management Inc. (the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives an annual portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

The Fund paid each Trustee who is not an officer or employee of First Trust or any of its affiliates an annual retainer of $10,000 which included compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees were paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 were paid to non-interested Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees were shared by the funds in the First Trust fund complex that participated in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2006, the non-interested Trustees will no longer be paid additional fees of $1,000 and $500 for special board meetings and non-regular committee meetings, respectively.

                      4. PURCHASES AND SALES OF SECURITIES


Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2005, were $545,757,285 and $333,864,036, respectively.


As of December 31, 2005, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,950,632, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,674,630.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2005

                                5. COMMON SHARES

As of December 31, 2005, 17,365,236 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:

                                           YEAR ENDED                PERIOD ENDED
                                        DECEMBER 31, 2005          DECEMBER 31, 2004
                                      ----------------------   --------------------------
                                       SHARES      AMOUNT        SHARES        AMOUNT
                                      --------   -----------   ----------   -------------
Proceeds from shares sold .........    160,000   $ 3,056,000   17,205,236   $ 328,620,008
Offering Costs of Common Shares ...         --        (6,400)          --        (688,210)
                                      --------   -----------   ----------   -------------
                                       160,000   $ 3,049,600   17,205,236   $ 327,931,798
                                      ========   ===========   ==========   =============

                   6. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share (the "Preferred Shares"), in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of December 31, 2005, no Preferred Shares had been issued.

                           7. REVOLVING LOAN AGREEMENT

On January 10, 2005, the Fund entered into a revolving loan agreement with certain primary and secondary lenders, which provides for a credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $165,000,000. For the year ended December 31, 2005, the average amount outstanding was $142,382,059, with a weighted average interest rate of 3.432%. The Fund also pays a commitment fee of 0.325% per year, which is included in "Interest and fees on outstanding loan payable" on the Statement of Operations.

                            8. CONCENTRATION OF RISK

An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

Non-Investment Grade Securities Risk: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high yield" or "junk" bonds, are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

                              9. SUBSEQUENT EVENTS

On December 20, 2005, the Fund declared a dividend of $0.13 per share, which represents a dividend from net investment income to Common Shareholders of record January 5, 2006, payable January 17, 2006.

On January 20, 2006, the Fund declared a dividend of $0.13 per share, which represents a dividend from net investment income to Common Shareholders of record February 3, 2006, payable February 15, 2006.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2005, the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period November 16, 2004 (inception) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 14, 2006

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                          DECEMBER 31, 2005 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If the Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                          DECEMBER 31, 2005 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 17, 2005, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                 TAX INFORMATION

For the year ended December 31, 2005, the amount of long-term capital gain designated by the Fund was $54,849, which is taxable at a 15% rate gain for federal income tax purposes.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Energy Income and Growth Fund, First Trust Value Line(R) 100 Fund, First Trust/Fiduciary Asset Management Covered Call Fund and First Trust/Aberdeen Global Opportunity Income Fund was held on April 18, 2005. At the Annual Meeting, the Fund's Board of Trustees, consisting of James A. Bowen, Niel B. Nielson, Thomas R. Kadlec, Richard E. Erickson and David M. Oster, were elected to serve an additional one year-term. The number of votes cast for James A. Bowen was 13,535,271, the number of votes withheld was 108,359 and the number of abstentions was 3,721,606. The number of votes cast for Niel B. Nielson was 13,536,397, the number of votes withheld was 107,233 and the number of abstentions was 3,721,606. The number of votes cast for Richard E. Erickson was 13,549,512, the number of votes withheld was 94,118 and the number of abstentions was 3,721,606. The number of votes cast for Thomas R. Kadlec was 13,546,021, the number of votes withheld was 97,609 and the number of abstentions was 3,721,606. The number of votes cast for David M. Oster was 13,548,647, the number of votes withheld was 94,983 and the number of abstentions was 3,721,606.

                                BY-LAW AMENDMENT

On December 12, 2005, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund that may have the effect of delaying or preventing a change of control of the Fund. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                          DECEMBER 31, 2005 (UNAUDITED)

                         BOARD OF TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers* of the Fund is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling
(800) 988-5891.

                                                                                              NUMBER OF               OTHER
                                                                                             PORTFOLIOS           TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND        TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)         IN FUND COMPLEX        DIRECTORSHIPS
   POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED      DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee      o One year term        Physician; President,               24 portfolios            None
D.O.B. 04/51                      o 15 months served     Wheaton Orthopedics; Co-
c/o First Trust Advisors L.P.                            owner and Co-Director,
1001 Warrenville Road                                    Sports Med Center for
Suite 300                                                Fitness; Limited Partner,
Lisle, IL 60532                                          Gundersen Real Estate
                                                         Partnership

Thomas R. Kadlec, Trustee         o One year term        Vice President and Chief            24 portfolios            None
D.O.B. 11/57                      o 15 months served     Financial Officer (1990 to
c/o First Trust Advisors L.P.                            present), ADM Investor
1001 Warrenville Road                                    Services, Inc. (Futures
Suite 300                                                Commission Merchant);
Lisle, IL 60532                                          Registered Representative
                                                         (2000 to present),
                                                         Segerdahl & Company,
                                                         Inc., an NASD member
                                                         (Broker-Dealer);
                                                         President,
                                                         ADM Derivatives, Inc.
                                                         (May 2005 to present)

Niel B. Nielson, Trustee          o One year term        President, Covenant                 24 portfolios     Director of Good News
D.O.B. 03/54                      o 15 months served     College (June 2002 to                                 Publisher-Crossway
c/o First Trust Advisors L.P.                            present); Pastor, College                             Books; Covenant
1001 Warrenville Road                                    Church in Wheaton (1997                               Transport Inc.
Suite 300                                                to June 2002)
Lisle, IL 60532

David M. Oster, Trustee           o One year term        Trader (self-employed)              12 portfolios            None
D.O.B. 03/64                      o 15 months served     (1987 to present) (Options
c/o First Trust Advisors L.P.                            Trading and Market
1001 Warrenville Road                                    Making)
Suite 300
Lisle, IL 60532

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                          DECEMBER 31, 2005 (UNAUDITED)

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                              NUMBER OF               OTHER
                                                                                             PORTFOLIOS           TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND        TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        DIRECTORSHIPS
   POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED       DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee           o One year Trustee     President, First Trust              24 portfolios             None
President, Chairman of the          term and indefinite  Advisors L.P. and First
Board and CEO                       officer term         Trust Portfolios L.P.;
D.O.B. 09/55                      o 15 months served     Chairman of the Board,
1001 Warrenville Road                                    BondWave LLC and
Suite 300                                                Stonebridge Advisors LLC
Lisle, IL 60532

------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley, Treasurer,       o Indefinite term      Chief Financial Officer,                 N/A                   N/A
Controller, Chief Financial       o 15 months served     Managing Director, First
Officer, Chief Accounting                                Trust Advisors L.P. and
Officer                                                  First Trust Portfolios L.P.;
D.O.B. 11/57                                             Chief Financial Officer,
1001 Warrenville Road                                    BondWave LLC and
Suite 300                                                Stonebridge Advisors LLC
Lisle, IL 60532

Susan M. Brix                     o Indefinite term      Representative, First Trust              N/A                   N/A
Assistant Vice President          o 15 months served     Portfolios L.P.; Assistant
D.O.B. 01/60                                             Portfolio Manager, First
1001 Warrenville Road                                    Trust Advisors L.P.
Suite 300
Lisle, IL 60532

Robert F. Carey, Vice President   o Indefinite term      Senior Vice President, First             N/A                   N/A
D.O.B. 07/63                      o 15 months served     Trust Advisors L.P. and
1001 Warrenville Road                                    First Trust Portfolios L.P.
Suite 300
Lisle, IL 60532

James M. Dykas                    o Indefinite term      Vice President, First Trust              N/A                   N/A
Assistant Treasurer               o 1 month served       Advisors L.P. and First
D.O.B. 01/66                                             Trust Portfolios L.P.
1001 Warrenville Road                                    (January 2005 to present);
Suite 300                                                Executive Director, Van
Lisle, IL 60532                                          Kampen Asset
                                                         Management and Morgan
                                                         Stanley Investment
                                                         Management (1999-2005)

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                          DECEMBER 31, 2005 (UNAUDITED)

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                              NUMBER OF               OTHER
                                                                                             PORTFOLIOS           TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND        TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        DIRECTORSHIPS
   POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED       DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine, Secretary       o Indefinite term      General Counsel, First Trust             N/A                  N/A
and Chief Compliance              o 15 months served     Advisors L.P. and First
Officer                                                  Trust Portfolios L.P.;
D.O.B. 05/60                                             Secretary, BondWave LLC
1001 Warrenville Road                                    and Stonebridge Advisors
Suite 300                                                LLC
Lisle, IL 60532

Daniel J. Lindquist               o Indefinite term      Senior Vice President,                   N/A                  N/A
Vice President                    o 1 month served       First Trust Advisors L.P.;
D.O.B. 02/70                                             Vice President, First Trust
1001 Warrenville Road                                    Portfolios L.P. (April 2004
Suite 300                                                to present); Chief Operating
Lisle, IL 60532                                          Officer, Mina Capital
                                                         Management, LLC (January
                                                         2004-April 2004); Chief
                                                         Operating Officer,
                                                         Samaritan Asset Management
                                                         Services, Inc. (April
                                                         2000-January 2004)

Kristi A. Maher                   o Indefinite term      Assistant General Counsel,               N/A                  N/A
Assistant Secretary               o 15 months served     First Trust Advisors L.P. and
D.O.B. 12/66                                             First Trust Portfolios L.P.
1001 Warrenville Road                                    (March 2004 to present);
Suite 300                                                Associate, Chapman and
Lisle, IL 60532                                          Cutler LLP (1995-2004)

Roger F. Testin                   o Indefinite term      Senior Vice President, First             N/A                  N/A
Vice President                    o 15 months served     Trust Advisors L.P. and
D.O.B. 06/66                                             First Trust Portfolios L.P.
1001 Warrenville Road                                    (August 2001 to present);
Suite 300                                                Analyst, Dolan Capital
Lisle, IL 60532                                          Management (1998-2001)

----------
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal years were $13,500 from the Registrant's inception on November 16, 2004 through December 31, 2004, and $43,000, from January 1, 2005 through December 31, 2005.

      (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 from the Registrant's inception on November 16, 2004 through December 31, 2004, and $0, from January 1, 2005 through December 31, 2005.

            AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

      (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $0 from the Registrant's inception on November 16, 2004 through December 31, 2004, and $4,000, from January 1, 2005 through December 31, 2005.

            TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's adviser were $0.

      (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 from the Registrant's inception November 16, 2004 through December 31, 2004, and $8,443, from January 1, 2005 through
December 31, 2005. These fees were for services related to compliance program evaluation.

            ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 from the Registrant's inception on November 16, 2004 through December 31, 2004, and $68,619, from January 1, 2005 through December 31, 2005. These fees were for services related to compliance program evaluation.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy adopted December 12, 2005, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the DE MINIMIS exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

            (b)   0%.

            (c)   0%.

            (d)   0%.

      (f) The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant from the inception of the Registrant on November 16, 2004 through December 31, 2004, were $0 for the Registrant and $0 for the Registrant's investment adviser, and from January 1, 2005 through December 31, 2005 were $14,526 for the Registrant and $68,619 for the Registrant's investment adviser.

      (h) Not applicable. The audit committee pre-approved all non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson and Richard E. Erickson. Effective March 6, 2006, David M. Oster resigned from his position as an independent trustee and member of the audit committee of the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                        ABERDEEN U.S. REGISTERED ADVISERS
                      PROXY VOTING POLICIES AND PROCEDURES

The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen FL"), Aberdeen Asset Management Asia Limited, a Singapore Corporation ("Aberdeen Singapore"), Aberdeen Asset Management Limited, an Australian Corporation ("Aberdeen AU"), and Aberdeen Asset Managers (C.I.) Limited, a Channel Islands corporation ("Aberdeen Jersey") (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen"). 1 Pursuant to a Memorandum of Understanding ("MOU"), Aberdeen Asset Managers Limited ("Aberdeen UK"), a non-U.S. registered adviser, and Aberdeen Jersey provide advisory resources to certain U.S. clients of Aberdeen Asia and Aberdeen AU. In addition, Aberdeen UK provides advisory resources to certain U.S. clients of Aberdeen FL pursuant to another MOU. Under these MOUs, the affiliates of the Aberdeen Advisers may provide various portfolio management resources, including substantive advice on voting proxies for certain equity securities. To the extent that Aberdeen UK and Aberdeen Jersey provide advisory services to any clients of Aberdeen FL or to U.S. clients of Aberdeen Singapore or Aberdeen AU, Aberdeen UK and Aberdeen Jersey will be subject to the control and supervision of the registered adviser and will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

            Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their Boards of Directors.

----------
1 These policies and procedures address proxy voting considerations under U.S. law and regulation and do not address the laws or requirements of other jurisdictions.

I.    DEFINITIONS

      A. "Best interest of clients". Clients' best economic interests over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

      B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.   GENERAL VOTING POLICIES

      A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

      B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

      C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

      D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (E.G., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients' directions.

      E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

      F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

      1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients.

      2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

      3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (E.G., non-U.S. securities).

      4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

      5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

      6. Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client's direction or may request that the client vote the proxy directly.

      G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, E.G., Fortune 500 companies.

      H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser.

However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

      I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

      J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.  SPECIFIC VOTING POLICIES

      A.    General Philosophy.

            o     Support   existing   management  on  votes  on  the  financial
                  statements of a company and the election of the Board of Directors;

            o Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

            o Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

      B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

      C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

      D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

      E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

      F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.   PROXY VOTING PROCEDURES

            This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

      A. Obtain Proxy. Registered owners of record, E.G., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser's proxy administrator ("PA"). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

      B. Material Conflicts of Interest.

      1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

      2. When a material conflict of interest between an Aberdeen Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

      C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

      D. Vote. The following describes the breakdown of responsibilities between the PA and the Proxy Committee ("PC") of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

            1. Aberdeen FL

The PA for Aberdeen FL ("PA-FL"), who resides in Ft. Lauderdale, and the PA for Aberdeen UK ("PA-UK"), which is part of the Trade Processing Department resident in Aberdeen, Scotland, are responsible for ensuring that votes for Aberdeen FL clients are cast and cast in accordance with these Policies and Procedures. The PA-FL and the PA-UK are identified more specifically on Appendix A1. The PA-FL is primarily responsible for administering proxy votes for the Phoenix funds which are sub-advised by Aberdeen FL.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen FL, Aberdeen UK or Aberdeen Singapore. Under Aberdeen-FL's MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen FL, Aberdeen UK or Aberdeen Singapore, decisions on how to vote will be referred to the Aberdeen FL proxy committee ("PC-FL/UK"). Under Aberdeen FL's MOU with Aberdeen UK, the PC-FL/UK is headquartered in Glasgow, Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing ("SRI") Team and a member of the Compliance team, who are more specifically identified on Appendix A1. The PC-FL/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-FL/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-FL or PA-UK. If a material conflict of interest is identified, the PC-FL/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

Aberdeen FL has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. 1 Votes for some of the wrap accounts are handled manually and hard copies of any manual votes cast are maintained in the Florida office of Aberdeen FL. Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen FL. Aberdeen UK has engaged Institutional Shareholder Services ("ISS"), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, Aberdeen FL may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen FL will follow the procedures outlined in Section IV.B.2, above.

            2. Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore

Aberdeen Jersey and Aberdeen AU are responsible for voting proxies for the Funds. The PA for Aberdeen Jersey and Aberdeen AU ("PA-Jersey") is the Trade Processing Department in Jersey, Channel Islands, members of which are more specifically identified on Appendix A2. The PA-Jersey is responsible for ensuring that votes are cast and cast in accordance with these Policies and Procedures. The PA-Jersey uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. Pursuant to the MOU among Aberdeen Jersey, Aberdeen AU and Aberdeen UK, the relevant Analyst may be a member of the Fund portfolio management team in London, England. In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee ("PC-AU") located in Aberdeen AU. The PC-AU includes the Heads of Equity and Fixed Income Portfolio Management and the Compliance Officer, who are more specifically identified on Appendix A2. The PC-AU meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-AU determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-Jersey to be cast. If a material conflict of interest is identified, the PC-AU will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

----------
1 The Phoenix Funds, sub-advised by Aberdeen FL, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-FL with access to ProxyEdge.

Aberdeen Singapore currently provides advice to Aberdeen Jersey and Aberdeen AU only with respect to fixed income securities. In the event that Aberdeen Singapore later provides advice to either Aberdeen Jersey and Aberdeen AU with respect to equity securities, Aberdeen Singapore may designate its own PA and PC. At present, a member of the PC-AU already serves as an Aberdeen Singapore Analyst and this member will serve on the Aberdeen Singapore PC with respect to proxy voting advice rendered to Aberdeen Jersey and Aberdeen AU to the extent such a committee may be necessary.

      E. Review. Each PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.    DOCUMENTATION, RECORDKEEPING AND REPORTING REQUIREMENTS

     A.  Documentation.  The Aberdeen PAs are responsible for:

            Implementing and updating these Policies and Procedures;

            Overseeing the proxy voting process;

            Consulting  with  portfolio   managers/analysts   for  the  relevant
portfolio security; and

            Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

      B. RecordKeeping.

            1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen FL will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Jersey will be maintained by Proxy Edge. 2 Aberdeen FL shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Jersey shall obtain and maintain an undertaking from Proxy Edge to provide it with copies of proxy voting records and other documents relating to votes for its U.S. clients promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the

----------
2 A Fund's proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly.

SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (E.G., large U.S.-based issuers).

            2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records.

            3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

      C. Reporting. Aberdeen FL will initially inform clients of these Policies and Procedures and how a client may learn of the voting record for client's securities through disclosure of its full policies and procedures in Part II of its Form ADV. Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information, Aberdeen FL, Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

      D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.

EFFECTIVE DATE: [JULY 1, 2003]

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Provide the disclosure as required by SEC Release 33-8458 regarding the Portfolio Manager(s) of the registrant.

(A) ANNUAL REPORTS FOR CLOSED-END FUNDS FOR FISCAL YEARS ENDING ON OR AFTER DECEMBER 31, 2005:

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

                  As of December 31, 2005, the Fund's  management team consisted of Derek Fulton, Brett Diment, Edwin Guiterrez, Nima Tayebi, and Max Wolman. The team operates in an open-plan environment with collective responsibility for investment decisions and ideas. Investment decisions are typically made by the team as a whole and not by any one individual. By making team decisions, the team seeks to ensure that our investment process results in consistent returns across all portfolios with similar objectives. Aberdeen Asset Management, Inc. ("Aberdeen"), the Fund's sub-adviser, does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the companies in which Aberdeen invests.

                  Mr. Fulton is Head of Global and Asian Bonds and has been with
            Aberdeen for six years. After graduation, Mr. Fulton joined Murray Johnstone in 1996 as a graduate trainee in Fixed Income. In 1998, he qualified as an Associate of the Institute of Investment Management & Research ("IIMR"). Mr. Fulton has since become a senior member of the team with Aberdeen and is responsible for day-to-day management of global fixed income and government portfolios. He is a member of Aberdeen's global economics team.

                  Mr. Diment is Head of Emerging Market Debt and joined Aberdeen following the acquisition of Deutsche Asset Management ("Deutsche") in 2005. He is responsible for the day-to-day management of the emerging market debt team and portfolios. Mr. Diment joined Deutsche in 1991 as a member of the Fixed Income group and was Head of the Emerging Debt team at the firm since 1999.

                  Mr. Guitterez serves as a Portfolio Manager of Emerging Market
            Debt and joined Aberdeen following the acquisition of Deutsche in 2005. He has served previously as an economist specializing in Latin America at LGT Asset Manager, and more recently as a portfolio manager specializing in emerging market fixed income at INVESCO Asset Management. Mr. Guitterez joined Deutsche Asset Management in 2000.

                  Mr. Tayebi is a Portfolio  Manager of Emerging Market Debt and
            joined Aberdeen in 2005, following the acquisition of Deutsche. He had eight years of experience serving in the following capacities: executive director responsible for emerging markets trading at Millennium Global Investments; vice president at Salomon Brothers, focusing on emerging currency and debt trading; and head of Fixed Income research at Renaissance Capital. Mr. Tayebi joined Deutsche in 2001 as an Emerging currency fund manager.

                  Mr. Wolman  serves as an Assistant  Fund Manager on the Global
            Emerging Market Debt.and has been with Aberdeen for five years. He is responsible for wider emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the EM Debt investment committee and is also responsible for the daily implementation of the investment process. He originally specialized in currency and domestic debt analysis after joining Aberdeen in January 2001.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

            OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

            The information in the table below is as of December 31, 2005.

            --------------------------------------------------------------------------------------------------------
                                                                                                       TOTAL ASSETS
                                                                                         NO. OF        IN ACCOUNTS
                                                           TOTAL                     ACCOUNTS WHERE       WHERE
                NAME OF PORTFOLIO                         NO. OF                      ADVISORY FEE     ADVISORY FEE
                    MANAGER OR           TYPE OF         ACCOUNTS                     IS BASED ON      IS BASED ON
                   TEAM MEMBER           ACCOUNTS         MANAGED      TOTAL ASSETS    PERFORMANCE     PERFORMANCE
                   -----------           --------         -------      ------------    -----------     -----------
            --------------------------------------------------------------------------------------------------------
            Derek Fulton              Registered             3         $2,916.5             0               $0
                                      Investment
                                      Companies:
            --------------------------------------------------------------------------------------------------------
                                      Other Pooled           6         $767.2               0               $0
                                      Investment
                                      Vehicles:
            --------------------------------------------------------------------------------------------------------
                                      Other Accounts:        1         $30.7                0               $0
            --------------------------------------------------------------------------------------------------------
            Brett Diment              Registered             2         $291.4               0               $0
                                      Investment
                                      Companies:
            --------------------------------------------------------------------------------------------------------
                                      Other Pooled           14        $1,261.9             0               $0
                                      Investment
                                      Vehicles:
            --------------------------------------------------------------------------------------------------------
                                      Other Accounts:        2         $230.8               0               $0
            --------------------------------------------------------------------------------------------------------
            Edwin Guiterrez           Registered             2         $291.4               0               $0
                                      Investment
                                      Companies:
            --------------------------------------------------------------------------------------------------------
                                      Other Pooled           14        $1,261.9             0               $0
                                      Investment
                                      Vehicles:
            --------------------------------------------------------------------------------------------------------
                                      Other Accounts:        2         $230.8               0               $0
            --------------------------------------------------------------------------------------------------------
            Nima Tayebi               Registered             2         $291.4               0               $0
                                      Investment
                                      Companies:
            --------------------------------------------------------------------------------------------------------
                                      Other Pooled           14        $1,261.9             0               $0
                                      Investment
                                      Vehicles:
            --------------------------------------------------------------------------------------------------------
                                      Other Accounts:        2         $230.8               0               $0
            --------------------------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------------------------
                                                                                                       TOTAL ASSETS
                                                                                         NO. OF        IN ACCOUNTS
                                                           TOTAL                     ACCOUNTS WHERE       WHERE
                NAME OF PORTFOLIO                         NO. OF                      ADVISORY FEE     ADVISORY FEE
                    MANAGER OR           TYPE OF         ACCOUNTS                     IS BASED ON      IS BASED ON
                   TEAM MEMBER           ACCOUNTS         MANAGED      TOTAL ASSETS    PERFORMANCE     PERFORMANCE
                   -----------           --------         -------      ------------    -----------     -----------
            --------------------------------------------------------------------------------------------------------
            Max Wolman                Registered             2         $291.4               0               $0
                                      Investment
                                      Companies:
            ----------------------------------------------------------------------------------------------------------
                                      Other Pooled           14        $1,261.9             0               $0
                                      Investment
                                      Vehicles:
            ----------------------------------------------------------------------------------------------------------
                                      Other Accounts:        2         $230.8               0               $0
            ----------------------------------------------------------------------------------------------------------

            POTENTIAL CONFLICTS OF INTERESTS

                  Aberdeen Asset  Management,  Inc.  ("Aberdeen")  believes that there are no material conflicts of interest in connection with a Portfolio Manager's or Management Team Member's management of Fund investments and investments of other accounts. Aberdeen has adopted the CFA Institute Code of Ethics and Standards of Professional Conduct and adherence by all employees is mandatory. All employees of the Aberdeen are expected to avoid any employment, associations or business activities, including personal investments that interfere with their duties to Aberdeen, divide their loyalty or create or appear to create a conflict of interest. Employees must promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer.

                  With  regards  to   allocation,   Aberdeen  has  adopted  Best
            Execution,  Soft Dollar,  Order  Aggregation,  and Trade  Allocation
            Policies & Procedures designed among other things to ensure fair treatment of all accounts. In summary, where practicable, all account orders for the same security are combined or "batched" and executed as block transactions in order to facilitate best execution as well as for the purpose of negotiating more favorable brokerage commissions. Where a block trade is executed for a number of client accounts, the average execution price on all of the purchases and sales that are aggregated to this purpose is used for all accounts.

                  If an entire  block is not fully  executed on the same day, an allocation method is administered that is fair and reasonable to all clients, generally pro rata. If it is not practicable to allocate the executed portion of the block on a pro rata basis, allocation may be done on a random account basis (alphabetically, numerically, or otherwise), but any procedure administered must not operate to consistently favor or disfavor the same client accounts. If any method is to be used other than a pro rata method, the manner in which the shares are allocated must be documented, disclosed and signed off by the Compliance Officer.

(A)(3)      COMPENSATION  STRUCTURE OF PORTFOLIO  MANAGER(S) OR MANAGEMENT  TEAM
            MEMBERS

                  As of December  31,  2005,  portfolio  managers  and  research professionals are paid (i) base salaries, which are linked to job function, responsibilities, experience and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance (but not usually in a formulaic manner), individual contributions to the team, adherence to the company investment process, quality of research, effectiveness at client presentations, the overall performance of the team/business unit and Aberdeen's financial results. As such, a bonus is never a fixed number. The value of assets managed by a portfolio manager may also be a consideration but more emphasis is placed upon team performance than individual performance. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Aberdeen equity).

                  Bonus and long-term  incentives  comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that can be a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. Certain senior investment professionals may be subject to a mandatory deferral of a portion of their cash and equity compensation to act as a retention tool.

                  As a UK listed PLC, Aberdeen Asset Management PLC,  Aberdeen's parent, has an independent Remuneration Committee that has sole responsibility for authorizing all compensation payments to senior employees, many of which will be investment professionals. This committee is also mandated to agree the design of any incentive scheme that must ultimately go for shareholder approval.

                  To evaluate  its  investment  professionals,  Aberdeen  uses a
            Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets clients' risk and return objectives. When determining total compensation, Aberdeen considers a number of quantitative and qualitative factors such as:

            o Investment performance over various periods i.e. 1, 3 and 5 years versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, Aberdeen assesses compliance, risk management and teamwork skills.

            o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and general good corporate behavior of Aberdeen, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

                  In addition, Aberdeen analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

(A)(4)      DISCLOSURE OF SECURITIES OWNERSHIP

                The information below is as of December 31, 2005:

                                             DOLLAR ($) RANGE
                NAME OF PORTFOLIO             OF FUND SHARES
                   MANAGER OR                  BENEFICIALLY
                   TEAM MEMBER                     OWNED
                   -----------                     -----

                   Derek Fulton                     $0
                   Brett Diment                     $0
                 Edwin Guiterrez                    $0
                   Nima Tayebi                      $0
                    Max Wolman                      $0

      (b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      On December 12, 2005, the Registrant's Board of Trustees adopted an Amended Nominating and Governance Committee Charter which included some material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees as described below:

      Any proposal to elect any person nominated by shareholders for election as trustee may only be brought before an annual meeting of the Registrant if timely written notice (the "Shareholder Notice") is provided to the secretary of the Registrant. Unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at Registrant's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the Registrant's proxy statement released to shareholders for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

      Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of the Registrant shall deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph
(b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto);
(D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

      Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) shall deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Registrant's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the Exchange Act; (v) the class or series and number of all shares of the Registrant owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "BENEFICIAL OWNER") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. As used herein, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

      A copy of the amended Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))
            and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3)      Not applicable.

      (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date              MARCH 7, 2006
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date              MARCH 7, 2006
    ----------------------------------------------------------------------------

By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date              MARCH 7, 2006
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.